Exhibit 99.1

Infinite Reality Closes $350 Million Investment;

Acquires Landvault in $450 Million Deal,

Valuation Soars to $5.1 Billion

Transactions Fuel Growth and Innovation Initiatives and Help Cement Company’s Position as a Leader in Immersive Platform Technology and Enterprise Services

Boston, MA – July 9, 2024 – Newbury Street Acquisition Corporation (Nasdaq: NBST) (“Newbury” or “NBST”), announced today that Infinite Reality (“iR or the “Company”), an innovation company powering the next generation of digital media and ecommerce through AI and immersive technologies, today announced a $350 million minority investment from a private multi-family office focused on global technology, media, and real estate, elevating the Company’s valuation to $5.1 billion. This investment, entirely in equity and not debt, is new and separate from iR’s goal to complete the previously announced SPAC transaction with Newbury Street Acquisition Corporation (Nasdaq: NBST) (“Newbury” or “NBST”). The $350 million will be deployed immediately to accelerate growth.

Additionally, iR announced the $450 million acquisition of Landvault, a tech company specializing in immersive technology and digital twins for Fortune 500 companies and government organizations. This all-stock transaction solidifies iR’s foundation to lead the revolution in immersive digital environments. The proceeds from the significant investment and the integration of Landvault’s cutting-edge tools and expertise in crafting high-fidelity virtual worlds support Infinite Reality’s aim to be the leader in delivering innovative spatial computing and AI-powered capabilities that empower brands to better engage and monetize their audiences. Today’s deals, coupled with the Company’s previously announced acquisitions of The Drone Racing League ($250 million), Ethereal Engine ($75 million), Action Face ($10 million), and Stakes ($8 million), bring Infinite Reality’s total year-to-date transaction value to $800 million.

Tom Bushey, Chief Executive Officer of Newbury commented, “These two transactions bolster Infinite Reality’s financial position and technology offerings at an important time as the Company pursues its journey towards becoming a publicly traded company with Newbury. This year alone we have seen iR go from strength to strength, and we are excited to see how the Company performs as it enters the next phase of its growth plan.”

As immersive experiences and artificial intelligence continue to reshape industries, Landvault stands at the forefront of driving technological advancements. The company’s suite of tools and infrastructure enable the creation, local domain hosting, measurement, and monetization of immersive experiences, accelerating the growth and scalability of the 3-D internet while putting more data in the hands of businesses. An established industry trailblazer, the company has built over 1.2 million square feet in virtual experiences for countless high-profile brands including Mastercard, Standard Chartered, Hershey, and more. Landvault’s impressive portfolio includes award-winning projects such as their work with Dentsu on the Cannes Lion-winning campaign created for Heineken, showcasing the company’s ability to blend creativity with emerging technology. Other notable collaborations include projects with Hershey in Decentraland, the World of Women experience in The Sandbox, as well as upcoming high-profile projects and partnerships in the Middle East, including initiatives with the UAE and Saudi Government, local tourism boards and real estate companies.

“Now, having joined forces with Landvault and secured this $350 million fundraise, we possess robust capitalization, financial flexibility, and a fortified position from which to successfully execute our global go-to-market strategy,” said John Acunto, Co-Founder and CEO of Infinite Reality. “Adding Landvault, with their substantial presence in the Middle East and Europe, supports our plans for market expansion and helps establish the Infinite Reality brand as a global leader in immersive tech. We look forward to integrating Landvault’s hundreds of clients into the Infinite Reality family, further enhancing our reach and capabilities.”

Following the acquisition, Landvault’s existing employees and creative teams will join the iR team, ensuring continuity and the retention of top talent. Landvault’s presence across the Middle East will also remain operational, expanding iR’s global footprint and supporting ongoing projects and client relationships. Sam Huber, Founder & CEO of Landvault, will take on the new role of Global President of Enterprise and CEO of MENA Region (Middle East and Northern Africa), further strengthening Infinite Reality’s presence and strategic initiatives in the region. As iR continues its go-public strategy in the U.S., the Company’s newly-expanded global structure also paves a potential path towards additional capital markets initiatives, including in Europe and the Middle East.

“Joining forces with Infinite Reality allows us to leverage their extensive resources and expertise to scale our vision to build the future of the internet even further,” said Sam Huber, Founder and CEO of Landvault. “Together, we will continue to push the boundaries of what is possible today, creating unparalleled experiences for business and consumers worldwide.”

The acquisition also includes Landvault’s innovative tools, such as the ability to offer local and custom hosting solutions to its clients, empowering business owners to capture and manage unique first party data and giving them direct control. Additionally, Landvault provides a comprehensive monetization SDK including in-game advertising and ecommerce modules to drive revenue from their immersive experiences. These capabilities have been pivotal in establishing Landvault as a category-defining company in the space, enabling clients to build, deploy, and monetize high-fidelity digital experiences efficiently.

“With this $350 million fundraise and Landvault’s impressive project pipeline, we are more bullish than ever about the future of our business,” said Amish Shah, Co-Founder and Chief Business Officer of Infinite Reality. “The funding gives iR further ammunition to continue to make bold investments and pursue our ongoing strategy.”

Gibson Dunn served as legal advisors to iR on the acquisition. BTIG, LLC serves as capital markets advisor to Newbury and Akerman serves as legal counsel for Newbury.

To learn more about Landvault’s 3-D world technology, visit landvault.io. To explore the world of Infinite Reality, visit theinfinitereality.com.

About Infinite Reality

Infinite Reality (iR) is an innovation company powering the next generation of digital media and ecommerce through AI and immersive technologies. iR’s virtual worlds enable brands and creators to fully control how they distribute content, engage audiences, and monetize their creations while maintaining ownership of their data. With deep expertise in Hollywood production and extended reality (XR), iR is redefining the infinite possibilities of connected digital environments in the modern age. iR’s portfolio of brands includes the iR Engine (formerly Ethereal Engine), Drone Racing League, XR production facility Thunder Studios, creator talent management firm TalentX, and digital marketing agency Fearless Media. The company is backed by an impressive roster of investors including RSE Ventures, Liberty Media, Lux Capital, Lerer Hippeau, MGM, CAA, T-Mobile Ventures, Courtside VC, Exor, Terracap, IAC, Live Nation, DJ and producer Steve Aoki, rock band Imagine Dragons, NBA player Rudy Gobert, Interscope Records, and more. For more information, go to theinfinitereality.com.

About Landvault

Landvault is building infrastructure to accelerate the 3D Internet, by building tools to create, deploy and monetize immersive content on the web. The company has helped over 200 clients enter virtual worlds , including both Fortune 500 companies and government organizations like the Abu Dhabi government, Mastercard, L’Oreal, Red Bull, and Heineken. The company has raised a total of $40 million over the past three years and continues to pioneer technological advancement. For more information, visit landvault.io.

About Newbury Street Acquisition Corporation

Newbury Street Acquisition Corporation (NASDAQ: NBST) (“NBST”) is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. NBST is sponsored by Newbury Street Acquisition Sponsor LLC. NBST is led by Thomas Bushey, Chief Executive Officer and Kenneth King, Chief Financial Officer. NBST’s directors include Jennifer Vescio (Chief Business Development Officer at Uber), Matthew Hong (Former COO of Turner Sports), and Teddy Zee (Former EVP of Columbia Pictures). Additionally, NBST’s advisors include Ted Seides (Capital Allocators), Katie Soo (Former HBO Max and WB) and Maurice Koo (Rockpool Capital).

Important Information and Where to Find It

In connection with the proposed NBST business combination, NBST and Infinite Reality Holdings, Inc., a Delaware corporation and a direct wholly-owned subsidiary of NBST, as applicable, plan to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4, which will include a preliminary proxy statement/prospectus and other documents relating to the proposed business combination. After the registration statement is declared effective by the SEC, NBST will mail the definitive proxy statement/final prospectus to holders of shares of NBST common stock of a record date to be established in connection with NBST’s solicitation of proxies for vote by NBST shareholders with respect to the proposed business combination and other matters as described in the proxy statement/prospectus. NBST shareholders and other interested persons are urged to read the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/final prospectus, and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed business combination as these materials will contain important information about the proposed business combination. Shareholders will be able to obtain copies of the preliminary and definitive proxy statement/prospectus and other documents containing important information about NBST, iR and the proposed business combination filed with the SEC once such documents are available on the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

NBST and iR and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of NBST in connection with the proposed transactions under the rules of the SEC. Information about the directors and executive officers of NBST and their ownership of shares of NBST’s common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on June 5, 2024, and in subsequent documents filed with the SEC, including the joint proxy statement/prospectus to be filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the proposed transactions, by security holdings or otherwise, will also be included in the joint prospectus/proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed business combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward Looking Statements

This communication contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements may generally be identified by terminology such as “will,” “shall,” “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words or expressions that predict or indicate future events or trends that are not statements of historical matters. These statements are only predictions. NBST and iR have based these forward-looking statements largely on their then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of NBST’s and iR’s control. Actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with NBST’s ability to obtain the shareholder approval required to consummate the proposed transactions and the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transactions will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the proposed transactions; and (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed transactions. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of NBST’s Annual Report on Form 10-K for the year ended December 31, 2023, and other filings made with the SEC and that are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither NBST nor the iR can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, NBST and iR undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of an unanticipated event.

Investor Contact

Brett Milotte, ICR

Brett.Milotte@icrinc.com

Media Contact

press@theinfinitereality.com

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